SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                   May 2, 2005


                            FARNSWORTH BANCORP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


New Jersey                         0-24621                      22-3591051
----------------------------    --------------                -------------
(State or other jurisdiction    (SEC File No.)                (IRS Employer
of incorporation)                                             Identification
                                                                  Number)


              789 Farnsworth Avenue, Bordentown, NJ                08505
             ----------------------------------------           ----------
             (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (609) 298-0723
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act
|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                            FARNSWORTH BANCORP, INC.

                    INFORMATION TO BE INCLUDED IN THE REPORT


                             Section 8--Other Events

Item 8.01. Other Events.

         On May 3, 2005, the Registrant announced that its Board of Directors had declared a semi- annual cash dividend of $.05 per share payable on May 26, 2005, to shareholders of record as of May 16, 2005.

         For further details, reference is made to the Press Release dated May 2, 2005, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


                 Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

         (c) Exhibits:

                  Exhibit 99 - Press Release dated May 2, 2005
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                                       -2-

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            FARNSWORTH BANCORP, INC.


Date: May 3, 2005                           By:    /s/Gary N. Pelehaty
                                                     ---------------------------
                                                     Gary N. Pelehaty
                                                     President and Chief
                                                     Executive Officer